UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019

MAGELLAN MIDSTREAM PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units representing limited partnership interests	MMP	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2019, the board of directors (the "Board") of the general partner of Magellan Midstream Partners, L.P. ("Magellan") elected Chansoo Joung as an independent director in Class III of the Board. From 2005 to 2015, he worked first as a partner then as senior advisor at Warburg Pincus LLC, where he managed investments across the energy and clean energy sectors. From 1987 to 2004, Mr. Joung held increasingly senior positions at Goldman Sachs, culminating his 17-year career there as head of the Americas Energy and Power investment banking group. He currently serves on the board of directors of Apache Corporation, where he is chair of the audit committee and a member of the corporate governance and nominating committee. Mr. Joung also served on the board of Targa Resources Partners LP from 2007 to 2011 and Targa Resources Corporation from 2010 to 2011. He is qualified to serve on our Board because of his extensive finance experience in the energy industry. Mr. Joung will also serve as a member of our Board's Compensation Committee and Nominating and Governance Committee.

Mr. Joung will be compensated as set forth in the Magellan GP, LLC Non-Management Director Compensation Program effective January 1, 2019 (filed as Exhibit 10(c) to Form 10-K filed February 15, 2019) and is eligible to participate in the Amended and Restated Director Deferred Compensation Plan effective January 28, 2014 (filed as Exhibit 10(d) to Form 10-K filed February 24, 2014), both of which are incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On May 24, 2019, Magellan issued a press release regarding the election of Mr. Joung to its general partner's Board. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 99.1Magellan's press release dated May 24, 2019.

The information being furnished under Items 7.01 and Item 9.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its general partner

Date: May 24, 2019	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Vice President and Corporate Secretary